PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential National Muni Fund, Inc.
A: PRNMX	B: PBHMX	C: PNMCX	Z: DNMZX
SUMMARY PROSPECTUS • October 31, 2013
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated October 31, 2013, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated August 31, 2013, are all incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, $100,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 24 of the Fund's Prospectus and in Rights of Accumulation on page 39 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	.47%	.47%	.47%	.47%
+ Distribution and service (12b-1) fees	.30	.50	1.00	None
+ Other expenses	.10	.10	.10	.10
= Total annual Fund operating expenses	.87	1.07	1.57	.57
– Fee waiver or expense reimbursement	.05	None	None	None
= Net annual Fund operating expenses	.82	1.07	1.57	.57
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$480	$662	$858	$1,425	$480	$662	$858	$1,425
Class B	$609	$640	$690	$1,223	$109	$340	$590	$1,223
Class C	$260	$496	$855	$1,867	$160	$496	$855	$1,867
Class Z	$58	$183	$318	$714	$58	$183	$318	$714
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° The distributor of the Fund has contractually agreed through December 31, 2014 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of Class A shares. This waiver may not be terminated by the distributor prior to December 31, 2014. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Fund's Board of Trustees.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund invests, under normal circumstances, at least 80% of the Fund's investable assets in obligations the income from which is exempt from federal income tax, that is, municipal obligations. This is a fundamental policy of the Fund, which means that it may not be changed without shareholder approval. The term “investable assets” in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund's investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The Fund's portfolio consists primarily of investment grade long-term municipal bonds, which are bonds rated Baa3 or higher by Moody's Investors Service (Moody's), and BBB- or higher by Standard & Poor's Ratings Group (S&P), or comparably rated by another major rating service, and unrated debt obligations that the investment subadviser believes are comparable in quality. The Fund may invest up to 15% of the Fund's investable assets in “below-investment grade” or high-yield municipal debt obligations, commonly known as junk bonds. Below-investment grade securities are rated below Baa3 by Moody's and below BBB- by S&P, or comparably rated by another major rating service, and are considered speculative. The Fund may invest in obligations the interest and/or principal payments on which are insured by the bond insurers or other parties.
In seeking to achieve the Fund's investment objective, the investment subadviser will purchase securities that it believes represent the best values based on yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. While we make every effort to achieve our objective, we can't guarantee success.
Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Recent Market Events. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and U.S. and foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Municipal Bonds Risk. Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund's yield or the value of the Fund's investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. Municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

Insured Municipal Bonds Risk. The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.”
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Market Risk. The securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
For more information on the risks of investing in this Fund, please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.
Annual Total Returns (Class A Shares)[1]

Best Quarter:		Worst Quarter:
7.44%	3rd Quarter 2009	-4.68%	4th Quarter 2010

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return for Class A shares from January 1, 2013 to September 30, 2013 was -4.62%.
Average Annual Total Returns % (including sales charges) (as of 12-31-12)
Return Before Taxes	One Year	Five Years	Ten Years
Class B shares	3.48	5.02	4.27
Class C shares	6.88	4.81	3.96

Average Annual Total Returns % (including sales charges) (as of 12-31-12)
Return Before Taxes	One Year	Five Years	Ten Years
Class Z shares	8.97	5.71	4.79
Class A Shares % (including sales charges)
Return Before Taxes	4.34	4.58	4.10
Return After Taxes on Distributions	4.32	4.57	3.99
Return After Taxes on Distribution and Sale of Fund Shares	4.11	4.48	4.01
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	6.78	5.91	5.10
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper General Municipal Debt Funds Average	8.84	5.29	4.41
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Robert Tipp, CFA	Managing Director & Chief Investment Strategist	October 2004
		Susan M. Courtney	Managing Director	April 2005
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund intends to distribute income that is exempt from regular federal income tax; however, Fund distributions may be subject to capital gains tax. A portion of the Fund's distributions may be subject to federal income tax or to the federal alternative minimum tax.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
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